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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           December 7, 2000
                                                       ---------------------
                               Ask Jeeves, Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                            000-26521                   94-3334199
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)           Identification No.)

            5858 Horton St., Suite 350, Emeryville, CA        94608
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            (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code            (510) 985-7400
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

On December 7, the Company issued a press release in the form attached as
Exhibit 99.1 to this Form 8-K, and which is incorporated herein by reference.

On December 12, 2000, the Company issued a press release in the form attached as
Exhibit 99.2 to this Form 8-K, and which is incorporated herein by reference.


Item 7. Exhibits.

99.1  Press Release dated December 7, 2000
99.2  Press Release dated December 12, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Ask Jeeves, Inc.
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                                             (Registrant)

December 29, 2000                            /s/ Adam Klein
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      Date                                   Adam Klein, President